RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                 AFFIRMATIVE                                      WITHHOLD
    Kathleen Blatz                              41,574,647.56                                   1,045,756.46
    Arne H. Carlson                             41,552,909.20                                   1,067,494.82
    Patricia M. Flynn                           41,633,579.46                                     986,824.56
    Anne P. Jones                               41,633,579.46                                     986,824.56
    Jeffrey Laikind                             41,633,579.46                                     986,824.56
    Stephen R. Lewis, Jr.                       41,633,579.46                                     986,824.56
    Catherine James Paglia                      41,633,579.46                                     986,824.56
    Vikki L. Pryor                              41,631,677.93                                     988,726.09
    Alan K. Simpson                             41,355,412.90                                   1,264,991.12
    Alison Taunton-Rigby                        41,633,579.46                                     986,824.56
    William F. Truscott                         41,337,361.10                                   1,283,042.92

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                   41,234,275.66               323,033.71             1,063,094.65                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                   41,477,898.24               239,721.24               902,784.54                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                   40,975,896.50               761,064.34               883,443.18                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                   41,088,577.54               822,064.61               709,761.87                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                   40,917,920.69               781,515.89               920,967.44                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                               AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                           1,824,236,275.51                                  46,606,266.35
    Arne H. Carlson                          1,820,334,444.01                                  50,508,097.85
    Patricia M. Flynn                        1,825,048,168.21                                  45,794,373.65
    Anne P. Jones                            1,821,461,552.45                                  49,380,989.41
    Jeffrey Laikind                          1,822,577,427.25                                  48,265,114.61
    Stephen R. Lewis, Jr.                    1,823,482,969.70                                  47,359,572.00
    Catherine James Paglia                   1,824,062,677.07                                  46,779,864.79
    Vikki L. Pryor                           1,824,941,028.76                                  45,901,513.10
    Alan K. Simpson                          1,817,483,740.62                                  53,358,801.24
    Alison Taunton-Rigby                     1,823,653,470.24                                  47,189,071.62
    William F. Truscott                      1,824,617,363.91                                  46,225,177.95

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,783,923,492.76            47,454,637.47              39,464,411.63               0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,795,910,068.03            35,394,656.28              39,537,817.55               0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,794,160,129.55            37,387,563.40              39,294,848.91               0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,787,319,984.96            43,251,610.51              40,270,946.39               0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,791,169,364.42            45,608,161.43              34,065,016.01               0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,776,781,233.14            52,537,989.16              41,523,319.56               0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                             571,616,160.10                                  15,258,767.53
    Arne H. Carlson                            569,594,661.22                                  17,280,266.41
    Patricia M. Flynn                          571,921,711.18                                  14,953,216.45
    Anne P. Jones                              570,199,825.02                                  16,675,102.61
    Jeffrey Laikind                            571,116,655.74                                  15,758,271.89
    Stephen R. Lewis, Jr.                      571,130,220.53                                  15,744,707.10
    Catherine James Paglia                     571,497,937.21                                  15,376,990.42
    Vikki L. Pryor                             571,992,493.57                                  14,882,434.06
    Alan K. Simpson                            568,374,751.18                                  18,500,176.45
    Alison Taunton-Rigby                       571,601,422.15                                  15,273,505.48
    William F. Truscott                        571,740,035.29                                  15,134,892.34

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  561,102,110.58             16,329,030.89            9,443,786.16                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  564,729,675.73             13,105,771.40            9,039,480.50                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  561,449,093.20             15,747,651.19            9,678,183.24                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  559,377,711.59             18,100,182.53            9,397,033.51                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  555,998,744.81             20,026,127.32           10,850,055.50                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                             186,291,739.02                                   3,751,699.00
    Arne H. Carlson                            186,246,445.62                                   3,796,992.40
    Patricia M. Flynn                          186,327,219.09                                   3,716,218.93
    Anne P. Jones                              186,055,661.96                                   3,987,776.06
    Jeffrey Laikind                            186,473,377.87                                   3,570,060.15
    Stephen R. Lewis, Jr.                      186,592,966.98                                   3,450,471.04
    Catherine James Paglia                     186,365,263.59                                   3,678,174.43
    Vikki L. Pryor                             186,313,963.68                                   3,729,474.34
    Alan K. Simpson                            185,835,235.64                                   4,208,202.38
    Alison Taunton-Rigby                       186,348,727.38                                   3,694,710.64
    William F. Truscott                        186,566,145.42                                   3,477,292.60

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 182,960,930.93              5,005,643.33             2,076,863.76                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 183,822,974.49              3,932,446.05             2,288,017.48                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 183,022,212.80              4,876,146.02             2,145,079.20                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 182,059,055.13              5,050,834.96             2,933,547.93                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                               AFFIRMATIVE                                        WITHHOLD
    Kathleen Blatz                           1,197,069,732.76                                  30,991,828.08
    Arne H. Carlson                          1,194,438,068.25                                  33,623,492.59
    Patricia M. Flynn                        1,197,994,565.92                                  30,066,994.92
    Anne P. Jones                            1,195,822,741.98                                  32,238,818.86
    Jeffrey Laikind                          1,196,381,088.93                                  31,680,471.91
    Stephen R. Lewis, Jr.                    1,197,326,394.56                                  30,735,166.28
    Catherine James Paglia                   1,197,615,574.60                                  30,445,986.24
    Vikki L. Pryor                           1,198,206,845.26                                  29,854,715.58
    Alan K. Simpson                          1,193,155,115.80                                  34,906,445.04
    Alison Taunton-Rigby                     1,197,706,813.57                                  30,354,747.27
    William F. Truscott                      1,197,683,158.53                                  30,378,402.31

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,174,499,298.44            30,979,935.88           22,582,326.52                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,181,307,714.52            22,626,052.51           24,127,793.81                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,177,317,906.67            26,548,712.04           24,194,942.13                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,173,552,834.41            30,971,976.56           23,536,749.87                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,174,572,732.45            32,952,377.58           20,536,450.81                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,166,323,268.42            35,932,847.28           25,805,445.14                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                 AFFIRMATIVE                                      WITHHOLD
    Kathleen Blatz                              61,406,725.97                                   1,755,037.62
    Arne H. Carlson                             61,278,931.54                                   1,882,832.05
    Patricia M. Flynn                           61,460,169.24                                   1,701,594.35
    Anne P. Jones                               61,317,567.99                                   1,844,195.60
    Jeffrey Laikind                             61,378,624.58                                   1,783,139.01
    Stephen R. Lewis, Jr.                       61,505,824.69                                   1,655,938.90
    Catherine James Paglia                      61,465,180.83                                   1,696,582.76
    Vikki L. Pryor                              61,449,203.71                                   1,712,559.88
    Alan K. Simpson                             61,289,907.49                                   1,871,856.10
    Alison Taunton-Rigby                        61,465,180.83                                   1,696,582.76
    William F. Truscott                         61,482,380.07                                   1,679,383.52

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  60,331,011.62              1,790,499.70             1,040,252.27                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  60,854,005.65              1,228,306.18             1,079,451.76                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION
                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  60,623,691.76              1,361,720.03             1,176,351.80                  0.00


LENDING
                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  60,658,027.84              1,329,241.59             1,174,494.16                  0.00


BORROWING
                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  60,460,501.12              1,453,380.10             1,247,882.37                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                      WITHHOLD
    Kathleen Blatz                             464,805,642.60                                  13,915,998.75
    Arne H. Carlson                            463,866,738.17                                  14,854,903.18
    Patricia M. Flynn                          465,713,773.29                                  13,007,868.06
    Anne P. Jones                              464,838,659.85                                  13,882,981.50
    Jeffrey Laikind                            465,748,175.23                                  12,973,466.12
    Stephen R. Lewis, Jr.                      465,593,814.88                                  13,127,826.47
    Catherine James Paglia                     465,675,623.22                                  13,046,018.13
    Vikki L. Pryor                             465,748,584.65                                  12,973,056.70
    Alan K. Simpson                            462,969,012.79                                  15,752,628.56
    Alison Taunton-Rigby                       465,644,357.33                                  13,077,284.02
    William F. Truscott                        466,083,593.99                                  12,638,047.36

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  454,962,687.84             15,272,781.41            8,486,172.10                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  459,311,735.53             10,224,357.47            9,185,548.35                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  457,695,726.21             12,493,725.22            8,532,189.92                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  456,108,616.87             12,497,631.25           10,115,393.23                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  456,007,308.77             14,742,935.51            7,971,397.07                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  452,933,712.37             15,642,464.63           10,145,464.35                  0.00